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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: JANUARY 2, 2003

                         DATE OF REPORT: MARCH 18, 2003


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

         Delaware                         1-11727                73-1493906
(State or other jurisdiction       (Commission file number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

            8801 South Yale Avenue, Suite 310, Tulsa, Oklahoma 74137
             (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)

This Form 8-K/A amends the Form 8-K of Heritage Propane Partners, L.P. dated January 2, 2003 and filed with the Securities and Exchange Commission on January 6, 2003, that reported under Item 2 the acquisition of the propane distribution assets of V-1 Oil Co. This amendment is filed to provide the financial statements and the pro forma financial information required by Item 7.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of businesses acquired.

The combined balance sheets of V-1 Oil Co. and V-1 Gas Co. as of December 31, 2001 and 2000, and the related combined statements of operations, stockholders' equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001 and related notes and for the nine months ended September 30, 2002 (unaudited) and 2001 (unaudited), together with the report of independent certified public accountants are filed as Exhibit 99.1 to this Current Report.


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         (b) Pro forma Financial Information. The unaudited pro forma combined financial statements of Heritage Propane Partners, L.P. and V-1 Oil Co. as of November 30, 2002, for the three months ended November 30, 2002 and the year ended August 31, 2002 are filed as Exhibit 99.2 to this Current Report.

         (c) Exhibits.

The following Exhibits are filed herewith:

         Exhibit 23.1 - Consent of Grant Thornton LLP.

         Exhibit 99.1 - The combined balance sheets of V-1 Oil Co. and V-1 Gas Co. as of December 31, 2001 and 2000, and the related combined statements of operations, stockholders' equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001 and related notes and for the nine months ended September 30, 2002 (unaudited) and 2001 (unaudited).

         Exhibit 99.2 - The unaudited pro forma combined financial statements of Heritage Propane Partners, L.P. and V-1 Oil Co. as of November 30, 2002, for the three months ended November 30, 2002 and the year ended August 31, 2002 and related notes.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED: March 18, 2003.

                                  HERITAGE PROPANE PARTNERS, L.P.

                                  By: U.S. Propane, L.P.
                                      (General Partner)
                                  By: U.S. Propane, L.L.C.
                                      (General Partner)
                                  By: s/ Michael L. Greenwood
                                      ------------------------------------------
                                                  Michael L. Greenwood
                                      Vice President and Chief Financial Officer




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                                INDEX TO EXHIBITS

         The exhibits listed on the following Exhibit Index are filed as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

   Exhibit
   Number         Description
   -------        -----------
    23.1          Consent of Grant Thornton LLP

    99.1 The combined balance sheets of V-1 Oil Co. and V-1 Gas Co. as of December 31, 2001 and 2000, and the related combined statements of operations, stockholders' equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001, and related notes and for the nine months ended September 20, 2002 (unaudited) and 2001 (unaudited).

   99.2 The unaudited pro forma combined financial statements of Heritage Propane Partners, L.P. and V-1 Oil Co. as of November
                  30, 2002, for the three months ended November 30, 2002 and the year ended August 31, 2002 and related notes.